                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          ----------------------------


                 DATE OF REPORT:           NOVEMBER 19, 2003
                                   --------------------------------
                                   (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.
                              ---------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              Delaware                    0-16284             38-2774613
 ---------------------------------   -----------------   ----------------------
 (STATE OR OTHER JURISDICTION OF     (COMMISSION FILE     (I.R.S. EMPLOYER
 INCORPORATION)                      NUMBER)             IDENTIFICATION NUMBER)


         27335 West 11 Mile Road
           Southfield, Michigan                                    48034
---------------------------------------------                -----------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


                                 (248) 357-2866
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

                   On November 19, 2003, TechTeam Global, Inc. (the "Company") issued a press release announcing that it had entered into a non-binding letter of intent to acquire all of the outstanding stock in a company on the East Coast of the United States. A copy of which is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)   Financial statements of business acquired.

                        Not applicable.

          (b)   Pro forma financial information.

                        Not applicable.
          (c)   Exhibits.

99        Press Release of TechTeam Global, Inc., dated November 19, 2003


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    TECHTEAM GLOBAL, INC.



                                                    By:  /s/ Michael A. Sosin
                                                    -------------------------
                                                    Michael A. Sosin, Secretary
Date:    November 20, 2003

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

99                         Press Release of TechTeam Global, Inc. dated
                           November 19, 2003.



                                      E-1